Exhibit 99.2


                  CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, David Jacoby, Chief Financial Officer (principal accounting officer) of Associated Automotive Group Incorporated (the "Registrant"), certify to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period ended June 30, 2002 (the "Report") of the Registrant, that:

    (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended; and

    (2) The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                                 By:/s/ David Jacoby
                                                    ---------------------
                                                    David Jacoby
                                                    Date: August 23, 2002